                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1995 95-3 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%, 7.05%,
                                 7.30%. 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                            CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                            TRUST ACCOUNT #3334163-0
                            REMITTANCE DATE:  12/15/95

                                                  Total $      Per $1,000
                                                   Amount       Original
                                               -------------  ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $6,976,135.62

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                               0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                   248,689.80    3.94745714
          b. Class A-2 Interest                   467,625.00    5.37500000
          c. Class A-3 Interest                   288,166.67    5.54166673
          d. Class A-4 Interest                   381,875.00    5.87500000
          e. Class A-5 Interest                   431,916.67    6.08333338
          f. Class A-6 Interest                   470,156.25    6.37500000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                   .00           .00

     (4)  Remaining:
          a. Unpaid Class A Interest
              Shortfall                                  .00           .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                               2,501,574.44           N/A
          a. Scheduled Principal                  787,635.80           N/A
          b. Principal Prepayments              1,622,710.29           N/A
          c. Liquidated Contracts                  91,228.35           N/A
          d. Repurchases                                 .00           N/A

     (6)  Pool Scheduled Principal
           Balance                            484,433,266.75  964.64831933
    (6a)  Pool Factor                              .96464832

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                           .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 2

                             CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                             TRUST ACCOUNT #3334163-0
                             REMITTANCE DATE:  12/15/95

  (8)  Class A Percentage for such Remittance
       Date (Until Class B Cross-Over Date,
       and on each Remittance Date thereafter
       unless each Class B Principal
       Distribution Test is satisfied, equals
       (a) the sum of the Class A Principal
       Balance and the Class M-1 Principal
       Balance divided by (b) the Pool
       Scheduled Principal Balance)                 90.71%

  (9)  Class A Percentage for the following
       Remittance Date                              90.66%

 (10)  Class A Principal Distribution:
       a. Class A-1                           2,501,574.44    39.70753079
       b. Class A-2                                    .00            .00
       c. Class A-3                                    .00            .00
       d. Class A-4                                    .00            .00
       e. Class A-5                                    .00            .00
       f. Class A-6                                    .00            .00

 (11)  Class A-1 Principal Balance           45,246,866.75   718.20423413
(11a)  Class A-1 Pool Factor                     .71820423

 (12)  Class A-2 Principal Balance           87,000,000.00   1000.0000000
(12a)  Class A-2 Pool Factor                    1.00000000

 (13)  Class A-3 Principal Balance           52,000,000.00   1000.0000000
(13a)  Class A-3 Pool Factor                    1.00000000

 (14)  Class A-4 Principal Balance           65,000,000.00   1000.0000000
(14a)  Class A-4 Pool Factor                    1.00000000

 (15)  Class A-5 Principal Balance           71,000,000.00   1000.0000000
(15a)  Class A-5 Pool Factor                    1.00000000

 (16)  Class A-6 Principal Balance           73,750,000.00   1000.0000000
(16a)  Class A-6 Pool Factor                    1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                            .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%, 7.05%,
                                 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 3

                             CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                             TRUST ACCOUNT #3334163-0
                             REMITTANCE DATE:  12/15/95


C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (18)  31-59 days                         5,800,547.15              205

  (19)  60 days or more                    4,504,847.12              157

  (20)  Current Month Repossessions        1,270,696.01               44

  (21)  Repossession Inventory             2,906,888.84              102

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 1999)

  (22)  Average Sixty-Day Delinquency Ratio Test

        (a)  Sixty-Day Delinquency Ratio for current
             Remittance Date                                        .93%

        (b)  Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 3.5%)                           .83%

  (23)  Average Thirty-Day Delinquency Ratio Test

        (a)  Thirty-Day Delinquency Ratio for current
             Remittance Date                                       1.20%

        (b)  Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                          1.17%

  (24)  Cumulative Realized Losses Test

        (a)  Cumulative Realized Losses for the current Remittance
             Date (as a percentage of Cut-off Date Pool Principal
             Balance; may not exceed 5.5% from June 1, 1999 to
             May 31, 2000, 6.5% from June 1, 2000 to
             May 31, 2001, 8.5% from June 1, 2001 to
             May 31, 2002 and 9.5% thereafter)                      .02%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%, 7.05%,
                                 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 4

                             CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                             TRUST ACCOUNT #3334163-0
                             REMITTANCE DATE:  12/15/95

 (25)  Current Realized Losses Test

       (a)  Current Realized Losses for current Remittance
            Date                                                  27,304.18

       (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
            may not exceed 2.25%)                                     0.07%

 (26)  Class B Principal Balance Test

       (a)  Class B Principal Balance (before any distributions
            on current Remittance Date) divided by pool Scheduled
            Principal Balance for prior Remittance date (must
            equal or exceed 13.5%) and the Class B Principal Balance
            as of such Remittance Date is greater than or equal
            to $10,043,728.00                                         9.29%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 5

                             CUSIP#'S 393505-GH9
                             TRUST ACCOUNT #3334163-0
                             REMITTANCE DATE:  12/15/95

                                                 Total $       Per $1,000
                                                  Amount        Original
                                              -------------   -------------
CLASS M1 CERTIFICATES
---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                          2,186,131.80

 A.    Interest
 (28)  Aggregate interest
       a.   Class M-1 Remittance Rate (7.95%,
             unless Weighted Average Contract
             Rate is below 7.95%)                     7.95%
       b.   Class M-1 Interest                   299,450.00      6.62500000

 (29)  Amount applied to Class M-1 Interest
        Deficiency Amount                               .00               0

 (30)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                               .00               0

 (31)  Amount Applied to:
       a.   Unpaid Class M-1 Interest Shortfall         .00               0

 (32)  Remaining:
       a.   Unpaid Class M-1 Interest Shortfall         .00               0

 B.    Principal
 (33)  Formula Principal Distribution Amount
       a.   Scheduled Principal                         .00             N/A
       b.   Principal Prepayments                       .00             N/A
       c.   Liquidated Contracts                        .00             N/A
       d.   Repurchases                                 .00             N/A

 (34)  Class M-1 Principal Balance            45,200,000.00   1000.00000000
(34a)  Class M-1 Pool Factor                     1.00000000

 (35)  Class M-1 Percentage after prior
       Remittance Date                                 .00%

 (36)  Class M-1 Percentage for such Remittance
       Date                                            .00%

 (37)  Class M-1 Percentage for the following
       Remittance Date                                 .00%

 (38)  Class M-1 Principal Distribution:
       a.   Class M-1                                   .00      0.00000000
       b.   Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                        .00

 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                                             CUSIP#'S 393505-GJ5, GK2
                                             REMITTANCE DATE:  12/15/95

                                                   Total $       Per $1,000
                                                    Amount        Original
                                                 -------------   ----------
Class B1 Certificates
-----------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                             1,886,681.80

  (2)  Class B-1 Remittance Rate (7.85% unless
       Weighted Average Contract Rate is
       below 7.85%)                                      7.85%

  (3)  Aggregate Class B1 Interest                  147,841.67   6.54166681

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                               .00          .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                  .00          .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                   .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                   .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date            .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)               .00

 (9a)  Class B Percentage for the following
       Remittance Date                                     .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)              .00

(11a)  Class B1 Principal Shortfall                        .00

(11b)  Unpaid Class B1 Principal Shortfall                 .00

 (12)  Class B Principal Balance                 45,236,400.00

 (13)  Class B1 Principal Balance                22,600,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995
                                     Page 2

                                         CUSIP#'S  393505-GJ5, GK2
                                         REMITTANCE DATE:  12/15/95

                                                Total $      Per $1,000
                                                 Amount       Original
                                             -------------   ----------
Class B2 and C Certificates
--------------------------
(12)  Remaining Amount Available              1,738,840.13

(13)  Class B-2 Remittance Rate (8.10%
      unless Weighted Average Contract
      Rate is less than 8.10%)                       8.10%

(14)  Aggregate Class B2 Interest               152,795.70   6.75000000

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                            .00          .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                               .00          .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date         .00

(18)  Class B2 Principal Liquidation Loss Amount       .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)        .00

(20)  Guarantee Payment                                .00

(21)  Class B2 Principal Balance             22,636,400.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount and Class B2 Distribution Amount;
      if the Company is the Servicer)           202,889.52

(23)  3% Guarantee Fee                        1,217,337.12

(24)  Class C Residual Payment                  165,817.79

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                  .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                  .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995
                                     Page 3

                                         CUSIP#'S   393505-GJ5, GK2
                                         REMITTANCE DATE:  12/15/95

                                             Total $      Per $1,000
                                              Amount       Original
                                           ------------   ----------
(27)  Repossessed Contracts                1,270,696.01

(28)  Repossessed Contracts Remaining
      in Inventory                         2,906,888.84

(29)  Weighted Average Contract Rate           11.60347

                                      GTFC
                                     1995-3
                                 November, 1995
                              Defaulted Contracts

                                                 Estimated
                                    Repurchase    Loss at
Account#      Principal   Interest    Amount     Sale Date
--------      ----------  --------  ----------  ----------
35313625        9,657.28     59.39    9,716.67    2,852.49
57314580       13,128.60     80.74   13,209.34       45.36
72307253       18,806.57    115.66   18,922.23    3,452.49
74317960       32,217.89    198.14   32,416.03    9,314.47
95324346       11,344.45     69.76   11,414.21    6,535.25
97325987        6,073.56     37.35    6,110.91      (88.60)
              ----------   -------  ----------  ----------

TOTALS        $91,228.35   $561.04  $91,789.39  $22,111.73
              ==========   =======  ==========  ==========